    As filed with the Securities and Exchange Commission on December 14, 2001
                                                      Registration No. 333-69462
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                    CARDIODYNAMICS INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

           California                                          95-3533362
  (State or other jurisdiction                               (I.R.S. employer
      of incorporation or                                 identification number)
         organization)

         6175 Nancy Ridge Drive, Suite 300, San Diego, California 92121
                                 (858) 535-0202
   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                Michael K. Perry
                             Chief Executive Officer
                    CardioDynamics International Corporation
         6175 Nancy Ridge Drive, Suite 300, San Diego, California 92121
                                 (858) 535-0202
   (Name, address, including zip code, and telephone number, including area code, of agent for service)


                                    Copy to:
                              David R. Snyder, Esq.
                             Pillsbury Winthrop LLP
                          101 West Broadway, Suite 1800
                           San Diego, California 92101


        Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this registration statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] ___________________

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] ______________________

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

The registrant hereby amends this post-effective amendment on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

================================================================================

                          DEREGISTRATION OF SECURITIES

The purpose of this Post-Effective Amendment No. 1 (this "Amendment") to the Registration Statement on Form S-3 (Registration No. 333-69462) (the "Registration Statement") of CardioDynamics International Corporation, Inc. is to deregister the 1,200,000 shares registered pursuant to the Registration Statement that remain unsold as of the date this Amendment is filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, we certify that we have reasonable grounds to believe that we meet all of the requirements for filing on Form S-3 and have duly caused this Amendment No. 1 to Registration Statement on Form S-3 to be signed on our behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California on December 14, 2001.

                                        CardioDynamics International Corporation

                                        By:  /s/  Michael K. Perry
                                           -------------------------------------
                                             Michael K. Perry
                                             Chief Executive Officer

                                POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement on Form S-3 has been signed by the following persons in the capacities and on the dates indicated:

              Signature                                      Title                                  Date
/s/ Michael K. Perry                    Chief Executive Officer and Director                 December 14, 2001
-----------------------------
Michael K. Perry                        (Principal Executive Officer)

/s/ Stephen P. Loomis                   Vice President, Finance and Chief Financial          December 14, 2001
-----------------------------
Stephen P. Loomis                       Officer (Principal Financial and Accounting
                                        Officer)

              *                         Director                                             December 14, 2001
-----------------------------
Connie R. Curren, Ed.D. RN

              *                         Director                                             December 14, 2001
-----------------------------
Jacques C. Douziech

              *                         Director                                             December 14, 2001
-----------------------------
Cam L. Garner

              *                         Director                                             December 14, 2001
-----------------------------
James C. Gilstrap

              *                         Director                                             December 14, 2001
-----------------------------
Richard O. Martin, Ph.D.

              *                         Director                                             December 14, 2001
-----------------------------
J. Michael Paulson

*  By /s/ Stephen P. Loomis
      ------------------------
          Stephen P. Loomis
          Attorney-in-fact